Exhibit 99.1
May 3, 2023 Business Update

1 Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs through regulated rates, including uninsured wildfire-related and debris flow-related costs, costs incurred to mitigate the risk of utility equipment causing future wildfires, costs incurred as a result of the COVID-19 pandemic, and increased costs due to supply chain constraints, inflation, and rising interest rates; • ability of SCE to implement its Wildfire Mitigation Plan and capital program; • risks of regulatory or legislative restrictions that would limit SCE's ability to implement operational measures to mitigate wildfire risk, including Public Safety Power Shutoff (“PSPS”) and fast curve settings, when conditions warrant or would otherwise limit SCE's operational practices relative to wildfire risk mitigation; • risks associated with SCE implementing PSPS, including regulatory fines and penalties, claims for damages and reputational harm; • ability of SCE to maintain a valid safety certification; • ability of Edison International and SCE to obtain sufficient insurance at a reasonable cost, including insurance relating to wildfire-related claims, and to recover the costs of such insurance or, in the event liabilities exceed insured amounts, the ability to recover uninsured losses (including amounts paid for self-insured retention and co-insurance) from customers or other parties; • extreme weather-related incidents (including events caused, or exacerbated, by climate change, such as wildfires, debris flows, flooding, droughts, high wind events and extreme heat events) and other natural disasters (such as earthquakes), which could cause, among other things, public safety issues, property damage, rotating outages and other operational issues (such as issues due to damaged infrastructure), PSPS activations and unanticipated costs; • risk that California Assembly Bill 1054 (“AB 1054”) does not effectively mitigate the significant exposure faced by California investor-owned utilities related to liability for damages arising from catastrophic wildfires where utility facilities are alleged to be a substantial cause, including the longevity of the Wildfire Insurance Fund and the CPUC's interpretation of and actions under AB 1054, including its interpretation of the prudency standard clarified by AB 1054; • ability of Edison International and SCE to effectively attract, manage, develop and retain a skilled workforce, including its contract workers; • decisions and other actions by the California Public Utilities Commission, the Office of Energy Infrastructure Safety of the California Natural Resources Agency, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and other governmental authorities, including decisions and actions related to nationwide or statewide crisis, determinations of authorized rates of return or return on equity, the recoverability of wildfire-related and debris flow-related costs, issuance of SCE's wildfire safety certification, wildfire mitigation efforts, approval and implementation of electrification programs, and delays in executive, regulatory and legislative actions; • cost and availability of labor, equipment and materials, including as a result of supply chain constraints and inflation; • ability of Edison International or SCE to borrow funds and access bank and capital markets on reasonable terms; • risks associated with the decommissioning of San Onofre, including those related to worker and public safety, public opposition, permitting, governmental approvals, on-site storage of spent nuclear fuel and other radioactive material, delays, contractual disputes, and cost overruns; • pandemics, such as COVID-19, and other events that cause regional, statewide, national or global disruption, which could impact, among other things, Edison International's and SCE's business, operations, cash flows, liquidity and/or financial results and cause Edison International and SCE to incur unanticipated costs; • physical security of Edison International's and SCE's critical assets and personnel and the cybersecurity of Edison International's and SCE's critical information technology systems for grid control, and business, employee and customer data; • risks associated with cost allocation resulting in higher rates for utility bundled service customers because of possible customer bypass or departure for other electricity providers such as Community Choice Aggregators (“CCA,” which are cities, counties, and certain other public agencies with the authority to generate and/or purchase electricity for their local residents and businesses) and Electric Service Providers (entities that offer electric power and ancillary services to retail customers, other than electrical corporations (like SCE) and CCAs); • risks inherent in SCE’s capital investment program, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, contractor performance, availability of labor, equipment and materials, weather, changes in the California Independent System Operator’s transmission plans, and governmental approvals; and • risks associated with the operation of electrical facilities, including worker and public safety issues, the risk of utility assets causing or contributing to wildfires, failure, availability, efficiency, and output of equipment and facilities, and availability and cost of spare parts. Other important factors are discussed under the headings “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements May 3, 2023

2 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison International leads the transformation of the electric power industry May 3, 2023 One of the nation’s largest electric-only utilities, serving over 15 million residents EIX’s principal subsidiary, with ~$5+ billion annual electric infrastructure investment opportunity Growth driven by investment in strengthening and modernizing the grid and advancing California’s aggressive climate goals Wires-focused rate base of ~$42 billion, with limited ownership of power generation capacity (<20% of power delivered from owned generation) Provides integrated sustainability, decarbonization, and energy solutions to commercial, institutional, and industrial customers Customer base includes 25 of the Fortune 100 Focused on opportunities in clean energy, advancing electrification, building a modernized and more reliable grid, and enabling customers’ technology choices

3 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Thesis: Wires-focused utility with rate base growth aligned with state’s aggressive clean energy goals May 3, 2023 Constructive California and Federal regulatory structures Aggressive climate goals met with clean, efficient, economy-wide electrification Significant investment required to strengthen and modernize the electric grid Investment in electric-led clean energy future results in strong rate base and dividend growth Decoupling of sales Forward-looking ratemaking Premium California ROE Wildfire prudency standard California GHG reduction Helping customers make clean energy choices Address wildfire risk and climate adaptation needs Infrastructure replacement Electrification infrastructure 7–9% average annual 2021– 2025 rate base growth Target dividend payout of 45–55% of SCE core earnings

4 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX well positioned for a decarbonized future; no coal or gas LDC exposure and high electric sales growth potential May 3, 2023 UTY1 EEI Index2 Electric-Only & No Gas LDC Exposure (# of Companies) 6 of 21 12 of 39 ✓ No stranded asset risk with increased electrification No Coal Generation Ownership (# of Companies) 7 of 21 10 of 39 ✓ No coal generation or contracts in SCE’s portfolio 100% Carbon-free Electricity by 20453,4 (# of Companies) 10 of 21 19 of 39 ✓ SCE’s aggressive target is strongly aligned with California’s net zero goal Electric Sales per Customer (MWh/year)5 13–39 Avg: 24 12–59 Avg: 24 16 Relatively low per-customer usage will grow with electrification, which supports affordability 1. PHLX Utility Sector Index (UTY) consists of 21 geographically diverse public utility stocks, including one water utility. Values shown include EIX 2. EEI Index consists of 39 publicly traded companies that are members of Edison Electric Institute, which includes 18 of the companies also in UTY. Values shown include EIX 3. Company counts reflect the number of companies with goals of net zero or carbon-free electricity targets by 2045 or sooner 4. For EIX, defined as 100% carbon-free electricity delivered to SCE customers in terms of retail sales by 2045 5. Refers to total customer base, including residential, commercial, and industrial customers. Based on latest available data for year ended 2021 Source: EIX research, S&P Capital IQ Pro

5 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Sustainability at the core of Edison’s vision to lead the transformation of the electric power industry May 3, 2023 Environmental Social Governance 2045 goals: net-zero GHG emissions across Scopes 1, 2, and 3 and 100% carbon-free power delivered (~48% in 2022)1 Over $800 million in approved SCE funding to expand transportation electrification SCE named to SEPA 2023 Utility Transformation Leaderboard for progress toward carbon-free grid Winner of EEI’s Edison Award for innovative suite of Transportation Electrification programs Committed to SCE vehicle fleet electrification goals by 2030 Highest level governance score from ISS Independent board chair since 2016; 1 of only 6 UTY companies with independent board chair2 8 of 11 directors diverse by gender, race/ethnicity, and/or LGBTQ+ self-ID; gender parity for independent directors 50% of executive annual incentive pay tied to safety & resiliency-related goals for 2023 CPA-Zicklin “Trendsetter” with 100% score for political accountability and disclosure3 Recipient of several awards for workplace diversity & inclusion Long-standing community partnerships, incl. $2.4B annual spend with diverse suppliers Lowest system average rate among major California investor-owned utilities Committed to gender parity in executive roles by 2030 and broader DEI actions $20 million per year in philanthropic contributions with at least 80% going to diverse and underserved communities Committed to achieving net-zero GHG emissions by 2045. Also have long-term ESG goals for clean energy, electrification, DEI, and safety 1. Net zero goal is enterprise-wide. Delivered power goal is SCE-specific and percentages refer to power delivered to SCE customers. Reflects no coal generation of delivered electricity 2. UTY refers to the PHLX Utility Sector Index, which consists of 21 geographically diverse public utility stocks 3. Edison International is recognized as a “Trendsetter” on the Center for Public Accountability (“CPA”)-Zicklin Index of Corporate Political Disclosure and Accountability. The Trendsetter category highlights leaders in the S&P 500 for commitments to transparency and accountability in political spending

6 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Sustainable financing activities underscore strong link between strategy and financings May 3, 2023 Primary Category1 U.N. Sustainable Development Goals Alignment Green Renewable Energy Clean Transportation Energy Efficiency & Carbon Reduction Climate Change Adaptation Social Socioeconomic Advancement and Empowerment, Including Gender Inclusion Green, Social, and Sustainability instruments will fund projects that provide distinct environmental or social benefits Eligible Project Categories Included in Sustainable Financing Framework 1. Excludes projects with GHG intensity above 100 gCO2e / kWh and bioenergy projects that do not have a sustainable feedstock (i.e., does not negatively impact food security or contribute to deforestation). Excludes any expenditures on fossil fuel-fired generation, nuclear generation or large hydro (>30 MW) 2. Vigeo Eiris was acquired by Moody’s Corporation in 2019 and has rebranded as Moody’s ESG Solutions since providing their second-party opinion 3. Issued independent of Edison’s Sustainable Financing Framework; Moody’s ESG Solutions separately provided additional second-party opinions on offerings’ alignment with ICMA’s Green Bond Principles Edison’s Sustainable Financing Framework aligned with ICMA’s Green Bond Principles, Social Bond Principles, and Sustainability Bond Guidelines Vigeo Eiris2 , second-party opinion provider, rated framework’s Contribution to Sustainability as “Advanced” (highest rating) SCE has issued $2.1 billion of sustainable bonds for eligible projects under the framework and $1.3 billion of green securitization bonds3

7 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix California’s regulatory mechanisms provide revenue certainty May 3, 2023 Revenue Decoupling means earnings aren’t affected by changes in electricity sales Long-standing regulatory mechanism that breaks the link between retail electricity sales and revenue; promotes energy efficiency, helps stabilize customer bills, and supports environmental goals Changes in sales only affect timing of cash collection Balancing Accounts allow SCE to collect and refund differences to authorized revenue SCE has several balancing accounts, including for variances in sales volume, such as those related to weather Balancing account established for incremental residential uncollectibles Forecast Ratemaking reduces regulatory lag Four-year GRC cycle with forward-looking test year and attrition year increases CPUC has historically authorized post-test year ratemaking mechanism that gives SCE opportunity to offset some inflationary price increases based on utility-specific indices Cost of capital proceedings on three-year cycle separate from GRC

CLEAN ENERGY TRANSITION LEADERSHIP

9 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Reaching California’s 2045 GHG goals requires a near-complete transformation of energy use economy wide May 3, 2023 100% of grid sales with carbon-free electricity 80 GW of utility-scale clean generation 30 GW of utility-scale energy storage 30 GW of generation and 10 GW of storage from DERs, including 50% of single-family homes 30% of space and water heating to be electrified by 2030 70% of space and water heating to be electrified by 2045 Building electrification will increase load significantly by 2045—representing 15% of the total load 76% of light-duty vehicles need to be electric 67% of medium-duty vehicles need to be electric 38% of heavy-duty vehicles need to be electric Natural gas capacity provides a crucial role for reliability and affordability; however, consumption will decline 50% by 2045 40% of remaining gas will need to be low carbon fuels (e.g., biomethane, hydrogen) Pathway 2045: Key steps California must take to reach carbon neutrality Edison partnering with state and federal governments and with other stakeholders to advance policies that rapidly cut GHG emissions Sequestration can be achieved through additional natural resources or engineered solutions Emerging technologies and practices will be required to find the most economical method to remove carbon at this scale 1. AB 1279 became law on September 16, 2022, requiring California to be carbon neutral and to reduce anthropogenic GHG emissions by 85% from 1990 levels by 2045. Further analysis will need to be completed to determine the least-cost path to meet the 85% reduction goal 1

10 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Electricity sales required to be 100% carbon-free by 2045 Decarbonizing transportation sector, ~40% of GHG emissions, requires widespread vehicle electrification State’s commitment highlighted by requiring all new passenger vehicles sold to be zero-emission by 2035 and operations of MD/HD vehicles2 be zero-emission by 2045 Electrification of buildings and industrial processes also a key factor Remaining emissions require offset or sequestration to reach carbon neutrality 1. Buildings and Other includes residential, commercial, and agriculture 2. Medium- and heavy-duty (MD/HD) vehicles shall be 100% zero-emission by 2045 where feasible, with the mandate going into effect by 2035 for drayage trucks Source: SCE’s Pathway 2045 analysis SCE is a catalyst for achieving California’s aggressive GHG and clean energy goals May 3, 2023 Achieving 80% GHG reduction by 2050 will require fuel use changes in all sectors State Carbon Emissions Reduction Pathway California GHG Emissions, Annual million metric tons (MMT) – 100 200 300 400 2015 2020 2025 2030 2035 2040 2045 2050 80% by 2050 (86 MMT) Carbon Neutrality by 2045 (108 MMT) 40% by 2030 (260 MMT) Electricity Transportation Industrial Buildings and Other1

11 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Significant incremental grid investments required by 2045 to serve load growth and integrate renewables and storage May 3, 2023 1. In 2019 dollars under Balanced Scenario 2. Source: CAISO Draft 2022-2023 Transmission Plan published April 3, 2023, and CAISO Draft 20-year Transmission Outlook published January 31, 2022, which is long-range conceptual plan of the transmission grid in 20 years to provide context for and framing of issues in CAISO’s 10-year Transmission Plan. The 20-year outlook is not a tariff-based project approval process that focuses on project approvals Source: SCE’s Pathway 2045 analysis. See Pathway 2045 Appendices for additional information on the analysis and its methodology CAISO Grid Investment 2031–2045 At least a third of incremental grid investment fits squarely within IOU jurisdictions CAISO-wide grid investment in Pathway 2045 Balanced Scenario ~$75 billion (2019$) Transmission for Out-of-State Imports ISO Interconnections Local Capacity Distribution Subtransmission Infrastructure to interconnect and integrate resources May be mix of investment by utilities, generators, and other market participants Utility infrastructure additions and upgrades Predominantly investments by utilities in their service areas CAISO-wide investment required at various voltage levels and to address specific system needs CAISO estimates $30 billion of transmission investment through 2040; ~$9 billion over next 10 years2 – Generally consistent with SCE’s Pathway 2045 analysis Upgrades at lower voltages are clearly utility-owned; transmission projects may be competitively bid Potential additional utility investment upside from storage where utilities are natural owners – Pathway 2045 analysis showed ~$54 billion1 need for battery storage CAISO-wide

12 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Annual residential household energy costs (2019$)1 2019 2045 By 2045, a greater reliance on electricity, combined with population and economic growth, will result in a 60% increase in electricity sales from the grid Household savings driven by reduced gasoline consumption due to high market penetration of electric vehicles Improvements in equipment efficiency, energy efficiency, and demand response programs further reduce consumption Total energy cost for an average household decreases by about one-third by 2045 A decarbonized, electrified world produces energy cost savings for an average household May 3, 2023 $3,130 $4,550 Home Solar Electricity Bill Home Gas Bill Gasoline 1. Reflects annual energy costs using SCE data and does not account for the cost of equipment. Assumes average customer in 2045 would have electric vehicle, solar, and electric water and space heating Source: SCE’s Pathway 2045 analysis

13 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 0% 2% 4% 6% 8% 10% Mississippi West Virginia Alabama Kentucky Oklahoma Arkansas Wyoming Indiana South Dakota Louisiana Kansas Montana South Carolina Michigan Maine Tennessee North Dakota Georgia Missouri Connecticut Colorado Nebraska SCE Vermont Nevada Arizona Iowa Ohio Oregon North Carolina Rhode Island Wisconsin Florida Delaware New Mexico Illinois Washington Pennsylvania New Hampshire Idaho Virginia Massachusetts Minnesota New York Utah Maryland New Jersey Total 2022 energy share of wallet in SCE’s service area near median and can decrease with higher levels of electrification May 3, 2023 1. EIX analysis and assumptions based on representative utilities in each state, median household income data from U.S. Census Bureau, electricity expenditure data from EIA, natural gas expenditure data from AGA and EIA, gasoline price data from EIA, and estimated share of income spent on vehicle fuel by state presented in the DOE’s Vehicle Technologies Office Figure of the Week #1176, which does not include estimates for Hawaii or Alaska. Data not available for Texas 2. All rates include California Climate Credit 3. Sources: SCE Advice 4977-E effective March 1, 2023, PG&E Advice 6863-E effective March 1, 2023, SDG&E Advice 4129-E effective Jan. 1, 2023 25.1 29.8 38.5 SCE PG&E SDG&E …and among California IOUs, SCE has the lowest system average rate System Average Rate2,3 Cents per kWh Electricity and energy share of wallet in SCE’s service area are on par with those in other states… 2022 Est. Avg. Residential Customer Share of Wallet (% of Income)1 +19% vs. SCE +53% vs. SCE For customers of Electricity Nat. Gas Gasoline large utilities in:

14 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Transportation Electrification Energy Storage Edison International has one of the strongest electrification profiles in the industry May 3, 2023 Building Electrification 1. As of December 2022. Source: DMV on data provided by EPRI 2. Based on SCE analysis. SCE’s Pathway 2045 analysis estimates that 7.5 million light-duty EVs are needed by 2030 for California to meet its decarbonization target 3. Inflation Reduction Act of 2022 SCE has proposed $677 million plan to accelerate adoption of 250,000 heat pumps State plans for ~$750 million in budgets over next 5 years for equitable building decarbonization; IRA brings in excess of $22B in tax credits and rebates nationwide3 Target to have 24 million residential heat pumps in California by 2045 Represents ~2.2 million MWh of incremental load in SCE’s area by 2030 ~9.8 million MWh by 2045 SCE has installed or procured ~6 GW of storage capacity SCE constructing ~535 MW of utility-owned storage to support reliability Project 30 GW of utility-scale storage needed California-wide by 2045 Growing energy storage capacity supports reliability as economy increasingly relies on electricity Largest U.S. IOU EV charging programs with over $800 million of approved funding Substantial state budget commitments to accelerate zero-emission vehicles ~1 in 7 U.S. EVs are in SCE’s service area1 Current trajectory of 7.4 million EVs in CA (2.7 million in SCE’s area) by 2030, and need to achieve 7.5 million2 Represents ~10.7 million MWh of incremental load in SCE’s area by 2030 and ~50 million MWh by 2045

15 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix $872 $414 $402 $368 $309 $293 $235 $207 EIX PCG NGG ED ES PEG SRE NEE SCE leads the largest utility transportation electrification initiatives and programs in the U.S. May 3, 2023 1. Low Carbon Fuel Standard. The LCFS program at the California Air Resources Board (CARB) funds SCE’s vehicle rebate programs through the sale of LCFS credits to market participants and not through customer rates. These amounts are distinct from funding approved for SCE’s transportation electrification programs Sources: EEI Electric Transportation Biannual State Regulatory Update (March 2023), SCE Edison’s large suite of TE programs enables California’s leadership of EV adoption Approved Electric Utility Transportation Electrification Portfolios >$200 Million; $ in Millions (capital and O&M) By 2030, SCE will administer over $1 billion of EV purchase incentives and other equity-focused programs funded via California’s LCFS program1 By 2027, SCE’s offerings will have: – Added ~30,000 light-duty vehicle chargers and ~8,500 medium-and heavy-duty vehicles – Directly contributed to electrification of >550,000 vehicles with ~50% in disadvantaged communities EIX/SCE received the prestigious Edison Electric Institute (EEI) Edison Award for SCE’s innovative suite of TE programs

16 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s future load growth is highly levered to EV adoption, a critical component of reaching state GHG goals May 3, 2023 1. Includes both light duty and non-light duty EV load 2. As of December 2022. Source: DMV data provided by EPRI To date, ~1 in 7 U.S. electric vehicles have been sold in SCE’s service area2 – ~440,000 EVs in SCE’s area2 SCE’s Charge Ready programs are expected to stimulate growth in EV adoption and the build out of charging infrastructure SCE’s programs include a focus on serving multi-family unit dwellings and disadvantaged communities State budget funding of ~$9 billion to accelerate zero-emission vehicles represents significant progress in helping spur adoption Electric vehicles in SCE’s service area added ~2,450 GWh of load in 2022 and could grow to 50,000+ GWh by 2045 Electric load from electric vehicles in SCE’s service area, GWh1 0 10,000 20,000 30,000 40,000 50,000 60,000 2020 '25 '30 '35 '40 2045 Current Trajectory Pathway 2045 Trajectory

17 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE is actively strengthening grid reliability to prepare for summer 2023 and beyond May 3, 2023 Energy Storage ~2 GW currently online Installed or procured ~6 GW of storage capacity and must procure 2.5 GW more by 2028 535 MW utility-owned storage under construction Demand Response Improving and implementing more demand response programs for residential and business customers In 2022, grew DR programs by 200 MW resulting in 1 GW of available DR load going into summer 2023 – Includes 6 MW from Virtual Power Plants New pilot activities in program design, incentives, and communication technologies to provide greater customer comfort System & Procurement Recently upgraded transmission lines in eastern desert, increasing ability to integrate and deliver more renewable energy Procuring additional power above usual weather and demand forecasts Advocating for changes to Resource Adequacy program to ensure CAISO-wide resources meet grid needs, and supporting discussions on potential Western regional market

SCE WILDFIRE MITIGATION: APPROACH, PROGRESS, AND RESULTS

19 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE is seeing numerous proof points and results from its substantial wildfire mitigation efforts since 2018 1. Measured by faults covered conductor is expected to mitigate per 100 circuit miles on fully covered circuits as compared to bare circuits from 2018-2022 in HFRA 2. Measured by average monthly tree caused circuit interruptions in HFRA in 2022 compared to the average from 2017-2019. 3. Measured as Total Defect Find Rate of Top Ignition Drivers (percentage of inspections) in 2022 as compared to 2019 (inception of program) for structures inspected every year 71% fewer faults on fully covered circuits1 53% fewer tree-caused faults2 No ignitions due to failure of covered conductor 61% lower defect find rate3 90% visual coverage of HFRA 98% fewer structures destroyed in 2021- 22 compared to 2017-18 92% fewer acres burned in 2021-22 compared to 2017-18 99% less PSPS outage time on frequently impacted circuits in 2022 compared to 2019 4,580+ MILES OF COVERED CONDUCTOR 2 MILLION+ TRIMS AND REMOVALS IN HFRA 1 MILLION+ HFRA INSPECTIONS 1,630+ WEATHER STATIONS 180+ HD CAMERAS May 3, 2023

20 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s 2023–25 Wildfire Mitigation Plan (WMP) builds upon the accomplishments and lessons from the 2020–22 WMP May 3, 2023 In 2023, SCE is building on and extending the work already accomplished: – Continue hardening the grid, including transmission lines – Ramp up targeted undergrounding work in severe risk areas – Continue reducing PSPS impacts, particularly with Access & Functional Needs customers – Expand aerial fire suppression funding to year-round in 2023 – Further technological advancements Grid Design & Hardening Covered conductor & undergrounding Fire-resistant poles Protective devices & settings Inspections Aerial & ground Vegetation Management Line clearing, pole brushing, hazard tree assessments and remediations Situational Awareness Weather stations Wildfire cameras Fire spread modeling technology Advanced Technologies Early Fault Detection, Rapid Earth Fault Current Limiter, Artificial Intelligence and Machine Learning Public Safety Power Shutoff Critical care back-up batteries for eligible Medical Baseline customers Community Resource Centers & Community Crew Vehicles to support during PSPS events Aerial Fire Suppression Continue partnership with local fire agencies

21 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix AB 10541 provides a strong regulatory construct for determining wildfire liability and cost recovery May 3, 2023 Established safety certification process and additional wildfire safety oversight Under AB 1054, SCE can obtain an annual safety certification upon submission of required safety information, including an approved wildfire mitigation plan Safety certifications valid for 12 months and remain valid until Office of Energy Infrastructure Safety acts on SCE’s request for a new safety certification Codified prudency standard that assumes utility prudency unless serious doubt created Provided a utility is “safety certified,” establishes a prudency standard that assumes utility is prudent, unless intervenors create serious doubt Prudency based on reasonable utility conduct with potential for full or partial recovery, considering factors within and beyond a utility’s control (e.g., humidity, temperature, winds) Standard survives even if Wildfire Insurance Fund is depleted Established ~$21 billion Wildfire Insurance Fund Enhances liquidity available to pay wildfire claims Reimburses utility for eligible claims payments above the higher of $1 billion and required insurance coverage Currently ~$10 billion of assets, invested ~2/3 Treasury/Agency and ~1/3 corporate securities (Avg. credit rating of AA- with average duration of 2.9 years)2 Caps utility liability exposure if utility found imprudent (SCE 2023 cap: ~$3.8 Bn) If found prudent, no requirement to reimburse fund for claims covered by fund If found imprudent or partially imprudent, shareholders reimburse fund Reimbursement capped if utility has valid safety certification.3 The cap covers trailing three-year period and limits reimbursement to 20% of electric T&D equity rate base4 1. California Assembly Bill 1054, executed by the governor of California on July 12, 2019 2. Source: California Earthquake Authority Financial Report presented at the February 2, 2023 California Catastrophe Response Council meeting 3. And has not been found to have acted with conscious or willful disregard of the rights and safety of others 4. Excluding general plant and intangibles

22 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix California has continued to increase investments in wildfire suppression and prevention May 3, 2023 60+ aircraft make CAL FIRE’s fleet the largest civil aerial firefighting fleet in the world3 1. As initially enacted. Does not include subsequent Emergency Fund funding. 2023-24 Budget refers to the Governor’s Proposed Budget 2. Budgeted across departments and budget years Portions of the funding for the Wildfire & Forest Resilience Strategy are captured within CAL FIRE’s overall budget and the action in this reference 3. https://www.fire.ca.gov/programs/fire-protection/aviation-program/ 4. https://www.fire.ca.gov/stats-events/ CAL FIRE’s budget has doubled since 2017-18 CAL FIRE Enacted Budget by Budget Year, $ in Millions1 CAL FIRE’s staffing has increased by 67% since 2017-18 Thousands of CAL FIRE Budget Year Positions1 $2.0 $2.5 $2.9 $2.5 $2.6 $3.7 $4.0 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 6.9 7.2 7.7 8.1 8.8 11.3 11.5 2017-18 2018-19 2019-20 2020-21 2021-22 2022-23 2023-24 State has proposed $2.7 billion over 4 years2 for Wildfire & Forest Resilience Strategy In 2022, state experienced 85% reduction in acres burned and 78% reduction in structures destroyed4 (Governor’s Proposed Budget) (Governor’s Proposed Budget)

23 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s tools and technology allow it to monitor real-time conditions to help inform operational decision-making May 3, 2023 180+ cameras that provide visibility to about 90% high fire risk areas to monitor wildfire conditions Plan to increase coverage to nearly all of high fire risk areas by 2024 1,630+ weather stations that provide wind speed, humidity and temperature data Incorporating machine learning capabilities to enhance forecasts State-of-the-art software with high-resolution model that forecasts weather conditions down to <2 miles Millions of simulations run to determine risk, understand community impacts, and help strategize grid hardening Wildfire Camera Network HD Weather Stations Weather and Fire Spread Modeling Fuel Sampling Measuring vegetation moisture at 15 sampling sites biweekly to help determine fuel conditions Using data to train machine learning fuel moisture model to enhance operations Accessible to the public at sce.com/weatherstations Accessible to the public at www.alertwildfire.org

24 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix https://www.edison.com/_gallery/ get_file/?file_id=634a0ff38ed7df0 e03e0e3a4&file_ext=.pdf&page_i d= Covered conductor is one of the most effective measures to reduce wildfire and PSPS risks May 3, 2023 Geography Cost to Implement Execution Speed Unique Factors ~2.9 ~4.5+ ~0.7 Under-ground Covered Conductor Undergrounding is considered where there is: • Communities of elevated fire concerns • High burn frequency • Limited egress • Wind speeds exceeding covered conductor PSPS thresholds • Exceptionally high potential consequence (>10,000 acres) • Operational feasibility Covered conductor can be deployed within 16–24+ months, and sometimes faster Undergrounding generally takes 25–48+ months Covered conductor installation costs significantly lower than undergrounding Undergrounding costs vary depending on construction methods, locational, and operational factors Contact from vegetation and other objects is a key risk factor in much of SCE’s area Covered conductor is very effective in mitigating these risks 1. Based on data provided in SCE’s 2023-25 WMP 2. The Schedule phase includes verifying permits, obtaining easements, scoping and bundling work, and scheduling construction Covered conductor is a very valuable tool to expeditiously and cost-effectively reduce wildfire risk specific to SCE. Undergrounding pursued for certain locations based on risk profile Cost per mile1 $ in Millions Chaparral (brushland) presents different primary risk factors than heavily forested areas ~75–85% lower Click to view larger image Vegetation Type Evergreen Forest Deciduous Forest Broadleaved Forest Chaparral Grassland Desert Scrub Several hundred miles currently under evaluation for additional enhanced mitigation, including undergrounding Covered Cond. Under-ground Initiate ~2–3 ~2–3 Plan ~6–9 ~9–15 Schedule2 ~6–9 ~9–15 Execute ~2–3 ~5–15 Total 16–24+ 25–48+ Avg. Implementation Time In Months

25 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE has made significant progress in expeditiously hardening the grid to keep its communities safe May 3, 2023 ~7,200 ~4,400 1,200 ~3,100 ~900 ~16,800 Distribution Miles in HFRA ✓ ✓ By end of 2023, ~76% of total distribution lines in HFRA expected to be hardened Distribution lines already underground Completed hardening 2018–2022—primarily covered conductor Future planned hardening Bare wire until hardened during routine work in least risky areas Targeted for 20231 Total Circuit Miles of Distribution Lines in SCE’s High Fire Risk Area 1. Up to 1,200 miles targeted for 2023. Approximately 200 miles completed year-to-date as of March 31, 2023

26 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Substantial progress in grid hardening — ~58% of bare wire in SCE’s HFRA to be covered by end of 2023 May 3, 2023 Prioritizing riskier segments first, SCE expects to harden up to ~8,700 circuit miles of overhead distribution lines in HFRA by end of 2028 Circuit miles of hardened overhead distribution infrastructure1 1. Refers to circuit miles of overhead distribution infrastructure in SCE’s high fire risk areas (HFRA) 2. Subject to regulatory approval. SCE will request funding for 2025–2028 in its 2025 GRC. Miles shown are based on SCE’s proposed plan in its RAMP filing - 2,000 4,000 6,000 8,000 10,000 2018 '19 '20 '21 '22 '23 '24 '25 '26 '27 2028 Beyond current GRC cycle, SCE plans to proactively harden up to ~1,850 more miles 2025–2028 (next GRC cycle), which includes ~600 miles2 Continuing pace of ~1,200 miles per year, by end of 2021 GRC cycle, SCE expects to complete up to ~6,800 miles2 of covered conductor

27 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE estimates its wildfire mitigation and PSPS have reduced probability of losses from catastrophic wildfires by ~75–80%1,2 May 3, 2023 1. Baseline risk estimated by RMS using its wildfire model, the location of SCE’s assets, and SCE reported ignitions from 2014-2020. Risk reduction calculated by applying SCE-provided mitigation effectiveness and locations of covered conductor, tree removals, inspections, line clearing, and PSPS. Range may vary for other loss thresholds 2. Includes 50,000 year-long simulations using 20 years of weather and fire modeling weighted for the last 5 years to reflect recent experience and climate-change impacts 3. Annual losses represent potential claims resulting from wildfire. Total potential insured losses, such as damages to assets of homeowners and businesses, estimated by RMS, and uninsured losses, such as personal injury, fire suppression, and damage to publicly-owned assets estimated by SCE based on management experience and judgment 4. Fund refers to AB 1054 Wildfire Insurance Fund. SCE used the one-year RMS loss estimates with its estimates for the size of uninsured losses to quantify the reduction in probability of experiencing $3.5 billion in losses over a three-year period, excess of $1 billion aggregate each year, after which the AB 1054 liability cap would apply SCE expects to further reduce risk and decrease the need for PSPS with continued grid hardening investments Pre-20184 Year-End 2022 Estimated Risk Reduction PSPS Contribution Annual Risk of ≥$1.0 billion loss3 ~5.2% ~1.2% ~75% reduction in estimated probability of accessing the Wildfire Fund Risk of ≥$3.5 billion drawn from Fund over 3 years3 ~2.9% ~0.6% ~80% reduction in estimated probability of exceeding AB 1054 liability cap 1. Baseline risk estimated by Risk Management Solutions, Inc. (Moody’s RMS) using its wildfire model, relying on the following data provided by SCE: the location of SCE’s assets, reported ignitions from 2014–2020, mitigation effectiveness and locations of installed covered conductor, tree removals, inspections, line clearing, and PSPS de-energization criteria 2. There are risks inherent in the simulation analysis, models and predictions of SCE and Moody’s RMS relating to the likelihood of and damage due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses from catastrophic wildfire events may differ from the results of the simulation analysis and models of Moody’s RMS and SCE. Range may vary for other loss thresholds 3. Includes (i) total potential insured losses estimated by Moody’s RMS, and (ii) total potential uninsured losses estimated by SCE based on management experience and consultation with insurance industry experts. “Fund” refers to CA AB 1054 Wildfire Insurance Fund. SCE used Moody’s RMS loss estimates along with its estimates of uninsured losses to quantify the reductions in estimated probability 4. Moody’s RMS’s prior method of analysis regarding wildfire risk on the wildfire models was updated at SCE’s request in Q2 2022 to incorporate Moody’s RMS’s newly available climate change models, leading to adjustments to pre-2018 probabilities and in quantifying the current year-end 2022 probabilities Decreasing dependency on PSPS vs. ~30% as of Q4 20214 ~15% of total risk reduction

28 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Covered conductor deployment has reduced SCE’s dependency on PSPS for reducing wildfire risk May 3, 2023 1. Baseline risk estimated by Risk Management Solutions, Inc. (Moody’s RMS) using its wildfire model, relying on the following data provided by SCE: the location of SCE’s assets, reported ignitions from 2014–2020, mitigation effectiveness and locations of installed covered conductor, tree removals, inspections, line clearing, and PSPS de-energization criteria. 2. There are risks inherent in the simulation analysis, models and predictions of SCE and Moody’s RMS relating to the likelihood of and damage due to wildfires and climate change. As with any simulation analysis or model related to physical systems, particularly those with lower frequencies of occurrence and potentially high severity outcomes, the actual losses from catastrophic wildfire events may differ from the results of the simulation analysis and models of Moody’s RMS and SCE. Range may vary for other loss thresholds 3. PSPS and System Hardening Values are estimated by SCE based on operational experience in 2018–2020 compared to the subsequent modeled years SCE’s approach to reducing wildfire risk is differentiated by its focus on expeditiously hardening its infrastructure Estimated reduction in probability of losses from catastrophic wildfires compared to pre-2018 levels1,2,3 20% 55–60% 55–60% 65–70% 75–80% 2018 2019 2020 2021 2022 Public Safety Power Shutoffs (PSPS) Physical Mitigation (Grid hardening, inspections, vegetation management) ~125 ~495 ~1,480 ~2,980 ~4,400 Cumulative miles of covered conductor installed: Current

FINANCIAL INFORMATION

30 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 5.4 5.7 6.0 5.8–5.9 6.7 Range 2021 2022 2023 2024 2025 2026 2027 2028 Case2 n/a n/a 5.7 5.2 5.3 SCE has significant capital expenditure opportunities driven by investments in the safety and reliability of the grid May 3, 2023 Capital deployment expected to increase in future GRC and other applications1 Capital Expenditures, $ in Billions 1. Forecast for 2024 includes amounts requested in track 4 of SCE’s 2021 GRC. Forecast for 2025 includes amounts currently expected to be requested in SCE’s 2025 GRC filing. Additionally, reflects non-GRC spending subject to future regulatory requests beyond GRC proceedings and FERC Formula Rate updates 2. Annual Range Case capital reflects variability associated with future requests based on management judgment, potential for permitting delays and other operational considerations; GRC forecast is in line with authorized spend over the 2021 GRC track 1 cycle Future Requests In mid-May, SCE will file 2025 GRC application and EIX will extend capex and rate base forecasts to 2028 – Continued grid hardening – Infrastructure replacement – Investment supporting load growth and decarbonization objectives

31 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Over 85% of SCE’s capital investments are in its distribution grid, consistent with wires-focused strategy May 3, 2023 SCE forecasts investing $27–30 billion from 2021 to 2025 to support SCE’s wildfire mitigation strategy and clean energy transformation in California Percentage of 2021–2025 capital plan1 1. Subject to change depending on 2025 GRC testimony 2. Includes utility-owned storage Distribution Non-distribution 30% 20% 14% 12% 11% 8% 3% 2% Infrastructure Replacement Wildfire Mitigation Inspections & Maintenance Other Distribution2 Load Growth & New Service Connections Transmission Generation Electrification >85% distribution grid

32 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix From a 2021 base, rate base growth forecast of 7–9% through 2025, reflecting future incremental investment May 3, 2023 1. Weighted-average year basis. Excludes rate base associated with ~$1.6 billion of wildfire mitigation-related spend that shall not earn an equity return under AB 1054 2. Range Case rate base reflects capital expenditure Range Case forecast Strong rate base growth driven by wildfire mitigation and important grid work to support California’s leading role in pivoting to a carbon-free economy Rate Base1 , $ in Billions 35.3 38.6 41.9 44.8–45.0 49.5 2021 2022 2023 2024 2025 ~9% 2021–2025 CAGR Future Requests Range Case2 n/a n/a 41.6 43.9 47.2

33 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s long-term growth drivers highly aligned with California’s public policy goals May 3, 2023 Overarching Goals SCE Growth Drivers Safe, Reliable, and Affordable Electricity Service Infrastructure Replacement Sustained investment required to reach and maintain equilibrium replacement rate Wildfire Mitigation Significant investment in infrastructure and practices that mitigate wildfire risk, and bolster prevention and response Decarbonization of California Grid Modernization Accelerate the adoption and integration of renewables and other distributed energy resources Electrification of Transportation and Other Sectors Investments to support electrification of light-, medium-, and heavy-duty vehicles, buildings, and other sectors Energy Storage Energy storage essential to increasing carbon-free generation and reliability Transmission Future needs to meet renewables and clean energy mandates driven by CAISO planning process

34 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Cash flow from memo account recovery and securitization strengthens our balance sheet and credit metrics May 3, 2023 Approved Applications Application / Account Balance @ Mar. 31 Recovery Through Remaining Rate Recovery by Year Q2–Q4 2023 2024 2025 ✓ CSRP Track 1 339 Dec. ’25 149 87 102 ✓ GRC Track 3 334 Sept. ’25 100 134 100 ✓ GRC Track 2 257 Feb. ’25 101 134 22 ✓ GRC Track 1 (Jan.–Sept. 2021 Balance) 241 Dec. ’23 241 – – ✓ Residential Uncollectibles2 85 Feb. ’25 55 26 4 Total 1,255 646 381 229 Pending Applications3 (Subject to CPUC Authorization) Application Request3 Expected Amort.3 Expected Rate Recovery by Year Q2–Q4 2023 2024 2025 Wildfire Mitigation & Vegetation Mgmt. 327 12 months – 327 – WEMA2 (proposed decision issued) 207 12 months 121 86 – 2022 CEMA4 198 12 months 116 83 – 2021 CEMA4 132 12 months – 132 – Total 864 236 628 – Completed Securitizations5 AB 1054 Capital Included In: Amount Q2 2023 2024 2025 ✓ GRC Tracks 1 & 3 730 730 – – Total 730 730 – – 1. Numbers may not add due to rounding 2. Residential Uncollectibles are tracked in a balancing account authorized by the CPUC and implemented in rates without a separate application 3. Pending Applications reflects applications already submitted to the CPUC. Additional CEMA applications will be made for other events. Requested revenue requirement shown, except for WEMA2, which reflects amount that would be authorized under the proposed decision. Amounts and amortization subject to CPUC approval 4. Reflects request at the time of the application. SCE continues to record capital-related revenue requirements and interest in CEMA that would also be authorized upon commission approval 5. Amounts refer to securitization of AB 1054 capex and reflect capital costs recovered upfront. Recovery in customer rates of costs to service the bonds takes place over the tenor of the debt at a fixed recovery charge rate GRC, Uncollectibles, Wildfire-related, and Wildfire Insurance Applications $ in Millions1

35 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE will request CPUC cost recovery for 2017/2018 events, with first application targeted for Q3 2023 May 3, 2023 2.4 0.5 5.1 0.9 8.8 Best Estimate of Total Losses 1. TKM: Collectively, the Thomas Fire, the Koenigstein Fire, and the Montecito Mudslides 2. After giving effect to all payment obligations under settlements entered into through March 31, 2023, including under the agreement with the Safety and Enforcement Division of the CPUC. As a result of management's first quarter 2023 review, a $90 million increase in estimated losses for the 2017/2018 Wildfire/Mudslide Events as of March 31, 2023, was recorded SCE continues to make substantial progress resolving claims Applications for CPUC cost recovery $ in Billions, as of March 31, 2023 Remaining2 First application will be for TKM1 – Now target filing in Q3 2023 – Currently expect to request ~$2 billion (settlements + financing and legal costs) – Plan to request securitization of approved amounts ▪ Rate sensitivity to securitization: ~0.08¢/kWh per $1 billion of recovery (vs. current system average rate of 25.1¢/kWh) Separate application for Woolsey Resolved Cost recovery request of ~$6 billion (+associated interest and legal costs) SED agreement Insurance and FERC recovery

36 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 Oct. 1, 2022 Jan. 1, 2023 Apr. 1, 2023 Jul. 1, 2023 Oct. 1, 2023 CPUC cost of capital mechanism adjusts ROE; also resets costs of debt and preferred if triggered May 3, 2023 ROE adjustment based on 12- month average of Moody’s Baa utility bond rates, measured from October 1 to September 30 If index exceeds 100 bps deadband from benchmark, authorized ROE changes by half the difference for 2024. Further, costs of debt and preferred are updated Benchmark value based on trailing 12 months average of Moody’s Baa index as of September 30, 2022 — 4.37% An average Moody's Baa utility bond yield of 4.94% or higher from April 26, 2023, through Sept. 30, 2023, would trigger mechanism to adjust upward CPUC Cost of Capital Adjustment Mechanism (CCM) Moody’s Baa Utility Bond Index Rate (%), as of April 25, 2023 https://www.edison.com/_gallery/get_file/?file_id=63d432a6b3aed337c6e7381c&file_ext=.xlsx&page_id= Click here for link to spreadsheet illustrating CCM mechanics Current Period Moving Average: 5.72% Current Spot Rate: 5.42% Minimum Avg. Rate to Trigger: 4.94% Benchmark: 4.37% Dead-band

37 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX and SCE committed to investment grade credit ratings May 3, 2023 SCE EIX Moody’s Baa1 Stable Baa2 Stable S&P BBB Stable BBB Stable Fitch BBB Stable BBB Stable Long-term Issuer Rating and Outlook As of May 1, 2023 EIX and SCE upgraded one notch by Moody’s in February and upgraded one notch by Fitch in April, reflecting decline in wildfire risk facing SCE Investment grade ratings at SCE and EIX, targeting EIX long-term FFO-to-Debt ratio of 15–17% Total liquidity of $4.2 billion2 Manageable long-term debt maturities Credit strengths include: – Stable, regulated T&D operations – Extensive cost recovery mechanisms – Credit supportive measures under AB 1054 – Wildfire mitigation investments 1. Excludes amortization of securitized bonds related to SCE’s AB 1054 Excluded Capital Expenditures, short-term debt, and the $730 million green term loan that was reclassified as a long-term obligation as of March 31, 2023, and subsequently repaid with the proceeds of securitized bonds issued in April 2023 2. As of March 31, 2023, ~$1.0 billion at EIX Parent & Other (cash on hand of $146 million and available credit facility of $878 million) and ~$3.2 billion at SCE (cash on hand of $690 million and available credit facility of ~$2.5 billion) Long-term Debt Maturities1 $ in Millions, as of March 31, 2023 2,150 1,200 1,350 500 800 600 2,185 2,650 2,000 350 1,950 2023 2024 2025 2026 2027 EIX Parent SCE

38 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX & SCE have limited variable-rate exposure beyond 2023 May 3, 2023 Approximately $10 billion of the total ~$31 billion debt portfolio matures through 20271 SCE Wildfire Interest expense will be included in cost recovery applications. Current forecast embeds ~5.3% refinancing rate SCE Operational Minimal exposure based on authorized cost of capital and 2023 securitization of final $730 million of AB 1054 capex EIX Parent Currently forecasting ~6.1% refinancing rate Outstanding Short- and Long-Term Debt Maturities (2023–2027)1 as of March 31, 2023, $ in Millions 1,035 900 730 - 1,765 - 900 - - 2023 2024 2025 2026 2027 1. Does not include commercial paper or amortization of secured recovery bonds issued by SCE Recovery Funding LLC. The table shows the 2023 mandatory purchase of $135 million of tax-exempt bonds as a maturity in 2023 2. For variable rate debt, based on effective rates as of March 31, 2023 3. Average rate does not include the interest on the $730 million variable rate term loan, which was repaid upon securitization of AB 1054 capex in April 2023 750 1,150 400 1,000 1,150 2,150 300 350 1,350 2023 2024 2025 2026 2027 400 500 800 - 600 2023 2024 2025 2026 2027 3.4%3 3.7% 2.2% 3.1% 1.2% 5.3% 6.0% 3.6% 4.8% 5.8% Wtd. Avg. Rate2 Fixed Rate Variable Rate 4.2%

39 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX affirms 2023 core EPS guidance of $4.55–4.85 May 3, 2023 1. SCE is unable to conclude, at this time, that these amounts are probable of recovery; however, recovery will be sought as part of future cost recovery applications 2. 2023 guidance share count reflects shares outstanding as of Dec. 31, 2022. Dilution from shares issued during 2023 are reflected in EIX Parent and Other. 2023 YTD results based on weighted average share count in Q1 2023 Note: See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. All tax-effected information on this slide is based on our current combined statutory tax rate of approximately 28%. Totals may not add due to rounding 2023 YTD 2023 Guidance Rate Base EPS 1.33 5.68 SCE Operational Variances 0.10 0.48–0.75 SCE Costs Excluded from Authorized (0.14) (0.71) EIX Parent and Other Operational expense (0.02) (0.14)–(0.13) Interest expense, preferred dividends (incl. dilution) (0.18) (0.76)–(0.74) EIX Consolidated Core EPS 1.09 $4.55–4.85 Share Count (in millions)2 382.5 382.2 EIX 2023 Core Earnings Per Share Guidance Range Building from SCE Rate Base EPS Rate Base CPUC FERC Rate Base ($Bn) $34.3 $7.7 Equity Ratio 52.00% 47.50% ROE 10.05% 10.30% EPS $4.69 $0.99 Modeling Considerations AFUDC 0.33 2022 CEMA decision true-up 0.14 Wildfire fund debt cost (0.09) Wildfire claims debt cost1 (0.44) (to be requested for recovery) Exec. compensation not in rates (0.18)

40 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 4.63 0.35 0.15 (0.19) 4.94 (0.24) 4.70 2022 Core EPS Rate Base Earnings SCE Operational Variances EIX Parent & Other Results Before Incr. WF Claims Debt Interest Incr. WF Claims Debt Interest 2023 Core EPS Guidance (@ Midpoint) Gap between 2023 rate base and core EPS growth largely driven by interest on debt for wildfire claims payments1 May 3, 2023 1. See Earnings Per Share Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Non-core items are presented as recorded 2. Includes SCE Operational variances plus interest expense on wildfire fund contribution debt and executive compensation not in rates. Excludes incremental interest expense on debt funding wildfire claims payments 3. Variance reflects 2022 expense of 8¢ related to financing of unmonetized tax benefits associated with wildfire claims payments previously categorized as an SCE Operational Variance Earnings from strong 8.5% 2023 rate base growth offset by higher interest expense 2022 Core EPS vs. 2023 Core EPS Guidance at Midpoint of $4.55–4.85 Range1 Higher debt balance as more claims settled and higher interest rates. Interest to be included in cost recovery applications +6.7% +1.5% GAAP EPS 1.61 Non-Core items primarily related to 2017/18 Events 3.02 2 2 1 3 GAAP EPS 4.42 Non-Core items 0.28

41 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Significant portion of EIX 2023 financing plan accomplished early in the year, with strong investor support for offering May 3, 2023 1. Financing plans are subject to change 2. Equity content based on S&P methodology $1,400 $400 2.95% senior notes due March $600 term loan due April EIX 2023 Debt Maturities EIX 2023 Financing Plan Status1 $ in Millions Expect to issue securities with $300–400 million of equity content: – In March, issued $500 million of junior subordinated notes ($250 million equity content2 ) – Expect to generate ~$100 million common equity via internal programs ($20 million complete YTD) Expect to issue parent debt for remainder $400 term loan due November ✓ ✓ ✓ As of March 31, 2023

42 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX has a strong track record of meeting or exceeding EPS guidance and growing dividend May 3, 2023 0.80 2.95 2004 2023 7.1% CAGR …and has 19 consecutive years of dividend growth2 Dividends per Share (in Dollars) 1. EPS guidance was not provided in 2012 or 2018 because of the timing of final decisions in SCE’s 2012 and 2018 General Rate Cases, respectively 2. 2023 dividend annualized based on dividend declaration on December 8, 2022 EIX has consistently met or exceeded Core EPS guidance… Core EPS Relative to Guidance Range 2004 Exceeded 2005 Exceeded 2006 Exceeded 2007 Exceeded 2008 In-line 2009 Exceeded 2010 In-line 2011 Exceeded 2012 N/A1 2013 Exceeded 2014 Exceeded 2015 Exceeded 2016 In-line 2017 Exceeded 2018 N/A1 2019 In-line 2020 In-line 2021 Exceeded 2022 In-line

43 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE’s operational excellence program includes >600 employee-driven ideas with capital and O&M benefits1 May 3, 2023 Major Themes Example High Impact Ideas Work Planning • Improve O&M cost efficiency by bundling work activities across inspections and repairs to reduce number of visits to the same asset • Optimize use of SCE's crews vs. contractors to perform construction and other tasks to manage costs while also developing employees' skills Procurement • Expand use of strategic sourcing to additional spend categories to secure better pricing • Optimize insourcing vs. outsourcing mix for certain work activities • Leverage reduced costs from vegetation management contractors to improve competitive bidding • Revise material management process at contractor warehouses Technology and Tools • Implement a single work management tool for vegetation management to optimize contractor assignments • Improve customer experience and lower service operating costs through self-service and optimized website 1. Financial benefits include O&M, costs recovered through balancing accounts, and capital expenditures

44 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX reaffirms 5–7% 2021–2025 EPS growth rate target, which would result in 2025 EPS of $5.50–5.901 May 3, 2023 1. Based on the midpoint of initial 2021 Core EPS guidance range of $4.42–4.62 established September 16, 2021. Growth in any given year can be outside the range 2. Components are rounded to the nearest 5 cents and based on EIX 2022 guidance share count of 381.4 million shares. For the purposes of this illustration, all costs and dilution associated with any equity content issued beyond 2022 are reflected in the EIX Parent and Other line. Actual financing activity may vary and is subject to change 3. Based on SCE’s currently-authorized CPUC ROE of 10.05% Component Modeling Considerations Rate Base EPS3 (based on capex levels) 6.35–6.75 • CPUC ROE of 10.05% and FERC ROE 10.3% • Does not include potential upside from Cost of Capital Mechanism (~$0.28 EPS per 50bps change in CPUC ROE) SCE Op. Variances 0.65–0.75 • Includes AFUDC of ~$0.30 to $0.35, regulatory applications, operational efficiencies, among other items SCE Costs Excluded from Authorized (0.70)–(0.65) • Primarily wildfire claims payment-related debt • Current interest rate assumption of 5.3% (sensitivity: ~1¢ EPS per ±20bps change) EIX Parent & Other (including dilution) (0.80)–(0.95) • Current interest rate assumption of 6.1% (sensitivity: ~1¢ EPS per ±20bps change) Pursuing opportunities to deliver 5–7% growth rate1 2025 Core Earnings per Share Component Ranges2

45 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix EIX offers double-digit total return potential May 3, 2023 9–11% total return opportunity4 before potential P/E multiple expansion driven by estimated 75–80% wildfire risk reduction5 , and ongoing utility and government wildfire mitigation efforts 1. Compound annual growth rate (CAGR) based on the midpoint of the 2021 Core EPS guidance range of $4.42–4.62 established on September 16, 2021 2. Based on EIX stock price on May 1, 2023 3. Building electrification programs subject to CPUC approval 4. At current P/E multiple. Excludes changes in P/E multiple and potential dividend growth 5. Risk reduction based on mitigations through December 31, 2022 5–7% core EPS CAGR1 2021 to 2025 Underpinned by strong rate base growth of ~7–9% $27–30 billion 2021–2025 capital program ~4% current dividend yield2 19 consecutive years of dividend growth Target dividend payout of 45–55% of SCE core earnings Investments in safety and reliability of the grid Wildfire mitigation execution reduces risk for customers Creates strong foundation for climate adaptation and the clean energy transition One of the strongest electrification profiles in the industry Industry-leading programs for transportation electrification and building electrification3 Potential for 35% load growth by 2035 and 60% by 2045

APPENDIX

47 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Partners with market leaders to deliver on their strategic, financial, and sustainability goals by addressing carbon, cost, complex choices, and creating energy justice across communities Provide independent, expert advice and services Using an integrated approach to design and implement strategic energy roadmaps for clients to achieve the right sustainability, performance, and cost outcomes for their organizations Deliver comprehensive data-driven portfolio solutions Provides individualized strategies across sustainability, renewables, energy optimization, energy supply, transportation electrification, and analytics Serve large-scale, global customer base Clients include 25 of the Fortune 100 Offices in North America and Europe — serving customers in 30+ countries globally Helped customers execute renewable energy agreements totaling 2.4 GW in 2022, bringing total offsite procurement to 10.6+ GW Provide insights for clean energy efforts Supports Edison International’s clean energy, electrification, and sustainability efforts Edison Energy enables organizations to address key industry challenges May 3, 2023

48 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE Key Regulatory Proceedings May 3, 2023 1. Capital reflects direct costs. Revenue requirement does not include revenue associated with AB 1054 Excluded Capital Expenditures Proceeding Description and Next Steps Base Rates 2021 GRC Track 4 (A.19-08-013) Set CPUC base revenue requirement for third attrition year (2024) Evidentiary hearings 5/31–6/2 (if necessary). PD scheduled for Q4 2023 Capital Structure Waiver (A.22-04-010) Extension of waiver period for exclusions related to 2017/2018 events Awaiting proposed decision. SCE remains in compliance while application pending Self-insurance Petition for Modification (A.19-08-013) Joint petition with TURN and Cal Advocates seeking to establish a customer-funded wildfire liability self-insurance program Proposed decision approving settlement without modification; CPUC can vote on PD on May 18 Wildfire Wildfire Mitigation & Vegetation Management (A.22-06-003) Requesting approval of ~$327MM of rev. req. for incremental 2021 wildfire mitigation capex and O&M, and incremental 2021 veg. management O&M CPUC Utility Audit Branch’s audit report expected to be complete in July 2023 Insurance WEMA2 (A.20-12-010) Approx. $215MM for wildfire insurance-related costs for July–Dec. 2020 Proposed decision authorizing $207MM to be heard on May 18 2022 CEMA (A.22-03-018) Request recovery of costs associated with 2019 winter storms and 2020 firestorms. $312MM capital, $207MM O&M; Rev. Req.: $198MM SCE will respond to ALJ’s request for additional information by mid-June 2023 WMP (2023-2025-WMPs) New 3-year Wildfire Mitigation Plan covering 2023–2025 Opening comments due May 26, reply comments due June 5, revision notice issued by end of June (if necessary)

49 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison’s near-term debt maturities are manageable with ~26% tied to SCE’s operations or AB 1054 securitization May 3, 2023 Currently Outstanding Debt Maturities (2023–2027)1 2023 2024 2025 2026 2027 Variable Rate (SOFR+) SCE: Operational – – – – – SCE: AB 1054 Bridge 730 – – – – SCE: Wildfire Claims 400 1,000 – – – EIX Parent2 400 – – – – Total Variable Rate 1,530 1,000 – – – Fixed Rate SCE: Operational 1,035 – 900 – – SCE: Wildfire Claims 750 1,150 300 350 1,350 EIX Parent – 500 800 – 600 Total Fixed Rate 1,785 1,650 2,000 350 1,950 Total Debt1 SCE: Operational 1,035 – 900 – – SCE: AB 1054 Bridge 730 – – – – SCE: Wildfire Claims 1,150 2,150 300 350 1,350 EIX Parent 400 500 800 – 600 Total Debt 3,315 2,650 2,000 350 1,950 $ in Millions, as of March 31, 2023 SCE term loan bridges to 2023 securitization of AB 1054 capex (completed in April 2023); does not affect earnings SCE will seek cost recovery of claims settlements and associated interest3 1. Does not include commercial paper borrowings, amortization of secured recovery bonds issued by SCE Recovery Funding LLC. The table shows the 2023 mandatory purchase of $135 million of tax-exempt bonds as a maturity in 2023. The company may choose to remarket the tax-exempt bonds at that time. The bonds mature in 2033 2. Classified as short-term debt on the balance sheet 3. Refers to CPUC recovery of prudently-incurred actual losses and related costs in excess of insurance. Excludes insurance recoveries, FERC recoveries, and other ineligible amounts. SCE will include interest on debt issued to finance claims payments in recovery requests

50 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix SCE continues to fund wildfire claims payments with debt May 3, 2023 Series Principal Due Rate 2021B 400 4/3/23 SOFR + 64bps 2021D 350 4/3/23 0.700% 2021J 400 8/1/23 0.700% 2021C 400 4/1/24 SOFR + 83bps 2021E 700 4/1/24 1.100% Term Loan 600 5/7/24 Adj. SOFR + 90bps 2021K 450 8/1/24 0.975% 2022C 300 6/1/25 4.200% 2020C 350 2/1/26 1.200% 2022D 600 6/1/27 4.700% 2022F 750 11/1/27 5.850% 2023A 750 3/1/28 5.300% 2022E 350 6/1/52 5.450% Total $6,400 Annualized Interest1: ~$245 Wildfire Claims Payment-Related Debt Issuances $ in Millions except percentages, as of March 31, 2023 Interest expense not currently recoverable in rates, however, will be included in cost recovery applications for the 2017/2018 Wildfire/Mudslide Events SCE has waiver from CPUC, allowing exclusion with respect to certain non-cash charges to equity and associated debt for calculating SCE’s regulatory equity ratio – Extension of waiver pending decision from CPUC 1. Pre-tax. Based on SOFR of 4.91% as of March 31, 2023

51 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix 2023 2022 Basic EPS $ 4.42 $ 1.61 Non-Core Items SCE 2017/2018 Wildfire/Mudslide Events claims and expenses, net of recoveries (0.24) (3.27) Wildfire Insurance Fund expense (0.14) (0.56) 2021 NDCTP estimated loss (0.08) — Upstream Lighting Program decision — (0.21) Impairments2 — (0.16) Employment litigation matter, net of recoveries — (0.06) Organizational realignment charge — (0.04) Sale of San Onofre nuclear fuel — 0.03 Income tax benefit3 0.14 1.17 EIX Parent & Other Customer revenues for EIS insurance contract, net of claims 0.06 0.09 Income tax expense4 (0.02) (0.01) Less: Total non-core items (0.28) (3.02) Core EPS $ 4.70 $ 4.63 EIX Core EPS Non-GAAP Reconciliations May 3, 2023 1. 2022 EPS drivers are presented based on weighted-average share count of 381.4 million 2. Impairment charges of $(0.16) recorded in 2022 includes $(0.12) related to CSRP settlement and $(0.04) related to GRC track 3 final decision 3. SCE non-core items are tax-effected at an estimated statutory rate of approximately 28% 4. EIX non-core items are tax-effected at an estimated statutory rate of approximately 28%; customer revenues for EIS insurance contract, net of claims are tax-effected at an estimated statutory rate of approximately 20% Reconciliation of EIX Basic Earnings Per Share to EIX Core Earnings Per Share EPS Attributable to Edison International1 Midpoint of Guidance Range

52 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Low High Basic EIX EPS $4.27 $4.57 Total Non-Core Items1 (0.28) (0.28) Core EIX EPS $4.55 $4.85 1. Non-core items are presented as they are recorded Earnings Per Share Non-GAAP Reconciliations May 3, 2023 Reconciliation of EIX Basic Earnings Per Share Guidance to EIX Core Earnings Per Share Guidance 2023 EPS Attributable to Edison International

53 Introduction Clean Energy Transition Leadership Wildfire Mitigation Financial Information Appendix Edison International's earnings are prepared in accordance with generally accepted accounting principles used in the United States. Management uses core earnings (losses) internally for financial planning and for analysis of performance. Core earnings (losses) are also used when communicating with investors and analysts regarding Edison International's earnings results to facilitate comparisons of the company's performance from period to period. Core earnings (losses) are a non-GAAP financial measure and may not be comparable to those of other companies. Core earnings (losses) are defined as earnings attributable to Edison International shareholders less non-core items. Non-core items include income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings, such as write downs, asset impairments and other income and expense related to changes in law, outcomes in tax, regulatory or legal proceedings, and exit activities, including sale of certain assets and other activities that are no longer continuing. A reconciliation of Non-GAAP information to GAAP information is included either on the slide where the information appears or on another slide referenced in this presentation. EIX Investor Relations Contact Sam Ramraj, Vice President Derek Matsushima, Principal Manager (626) 302-2540 (626) 302-3625 Sam.Ramraj@edisonintl.com Derek.Matsushima@edisonintl.com Use of Non-GAAP Financial Measures May 3, 2023